UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2005
HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Northpoint Parkway
West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events
Item 8.01 Other Events
     HearUSA, Inc. (the “Company”) is revising its consolidated financial statements, Management’s Discussion and Analysis and Selected Financial Data which appeared in its Annual Report on Form 10-K for the year ended December 25, 2004 and its financial statements which appeared in its Quarterly Report on Form 10-Q for the quarter ended April 2, 2005 to reflect a discontinued operations presentation. During the second quarter of 2005, the Company sold the assets of a group of hearing care centers in the states of Minnesota, Washington and Wisconsin. The assets sold and related operating results were presented in the Form 10-Q for the quarter ended July 2, 2005 as discontinued operations and the consolidated financial statements were reclassified to segregate the assets and operating results for all periods presented in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
     Under Securities and Exchange Commission (“SEC”) requirements, previously issued financial statements that are included in subsequent Securities Act filings with the SEC must be restated to reflect the discontinued operations presentation. On August 23, 2005, the Company closed a private placement of notes and common stock purchase warrants. The Company is registering on Form S-3 the common stock underlying the warrants for resale by the warrant holders upon exercise. The Company’s 2004 annual report on Form 10-K, including the Company’s audited financials, and 2005 quarterly reports on Form 10-Q will be incorporated by reference into the resale registration statement. Therefore, the Company is restating the previously issued financial statements to reflect the discontinued operations presentation and this Form 8-K will be incorporated by reference into the resale registration statement.
     Exhibit 99.1 of this Report on Form 8-K restates Management’s Discussion and Analysis of Results of Operations and Financial Condition and Financial Statements and Supplementary Data to reflect the discontinued operations presentation for the fiscal year ended December 25, 2004.
     Exhibit 99.2 of this Report on Form 8-K restates Financial Statements and Management’s Discussion and Analysis of Results of Operations and Financial Condition to reflect the discontinued operations presentation for the quarter ended April 2, 2005.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

23.1	Consent of the Registered Independent Public Accounting Firm

99.1	Management’s Discussion and Analysis of Results of Operations and Financial Condition and the Financial Statements and Supplementary Data for the year ended December 25, 2004

99.2	Financial Statements and Management’s Discussion and Analysis of Results of Operations and Financial Condition for the quarter ended April 2, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC.

Date: October 26, 2005	By:	/s/ Stephen J. Hansbrough

Stephen J. Hansbrough
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item
23.1	Consent of the Registered Independent Public Accounting Firm

99.1	Management’s Discussion and Analysis of Results of Operations and Financial Condition and the Financial Statements and Supplementary Data for the year ended December 25, 2004

99.2	Financial Statements and Management’s Discussion and Analysis of Results of Operations and Financial Condition for the quarter ended April 2, 2005

4